                                                                    EXHIBIT 10.1

                                 NINTH AMENDMENT
                                     TO THE
                        SOUTH CAROLINA INSURANCE COMPANY
                   EMPLOYEE'S PROFIT-SHARING AND SAVINGS PLAN

         THIS NINTH AMENDMENT to the South Carolina Insurance Company Employee's Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by South Carolina Insurance Company (the "Company"), to be effective as noted below.

                              W I T N E S S E T H:

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 12.2(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of merging the Universal Insurance Company 401(k) Retirement Plan with and into the Plan effective as of April 1, 1998, for the purpose of modifying the participant eligibility provisions of the Plan, and for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       1.

         Section 1.36 of the Plan is amended to read as follows effective as of April 1, 1998:

                  1.36     ENTRY DATE shall mean the following:

                           (a) PRIOR TO JULY 1, 1994. Prior to July 1, 1994,
                  Entry Date shall mean the first day of each Plan Year and first day of the seventh month of each Plan Year, except that for the Plan Year beginning January 1, 1987, there shall be an additional Entry Date on May 1, 1987.

                           (b) ON AND AFTER JULY 1, 1994, BUT PRIOR TO APRIL 1,
                  1998. On and after July 1, 1994, but prior to April 1, 1998, Entry Date shall mean the first day of each calendar quarter (I.E., January 1, April 1, July 1 and October 1).

                           (c) ON AND AFTER APRIL 1, 1998. On and after April 1,
                  1998, Entry Date shall mean the first day of each month.

                                       2.

         Section 1.40 of the Plan is amended to read as follows effective as of April 1, 1998:

                  1.40 FORFEITABLE ACCOUNTS shall mean the Discretionary Contributions Account, PSP Discretionary Contributions Account, Universal Discretionary Contributions Account, Matching Elective Contributions Account, Universal Marching Contributions Account and Matching Voluntary Contributions Account of a Participant.

                                       3.

         Section 1.52 of the Plan is amended to read as follows effective as of April 1, 1998:

                  1.52 NONFORFEITABLE ACCOUNTS shall mean a Participant's Elective Contributions Account, Universal Elective Contributions Account, Voluntary Contributions Account, Qualified Nonelective Contributions Account, Universal Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, Rollover Contributions Account, PSP Rollover Contributions Account, or Universal Rollover Contributions Account.

                                       4.


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

         New Sections 1.82A through 1.82H are added after Section 1.82 of
Article I of the Plan to read as follows effective as of April 1, 1998:

                  1.82A    UNIVERSAL ACCOUNTS.  See Section 17.2 of this Plan.

                  1.82B    UNIVERSAL DISCRETIONARY CONTRIBUTIONS ACCOUNT.  See
         Section 17.2(d) of this Plan.

                  1.82C    UNIVERSAL ELECTIVE CONTRIBUTIONS ACCOUNT.  See
         Section 17.2(a) of this Plan.

                  1.82D    UNIVERSAL MATCHING CONTRIBUTIONS ACCOUNT.  See
         Section 17.2(b) of this Plan.

                  1.82E    UNIVERSAL PARTICIPANT.  See Section 17.1 of this
         Plan.

                  1.82F UNIVERSAL PLAN shall mean the Universal Insurance Company 401(k) Retirement Plan which is merged with and into this Plan as of April 1, 1998.

                  1.82G    UNIVERSAL QUALIFIED NONELECTIVE CONTRIBUTIONS
         ACCOUNT.  See Section 17.2(c) of this Plan.

                  1.82H    UNIVERSAL ROLLOVER CONTRIBUTIONS ACCOUNT.  See
         Section 17.2(e) of this Plan.

                                       5.

         Section 2.1 of the Plan is amended effective as of April 1, 1998, by adding the following subsection (f) after subsection (e) thereof:

                            (f) SPECIAL GRANDFATHER RULE FOR PARTICIPANTS IN
                  UNIVERSAL PLAN. An Eligible Employee who was a Participant in the Universal Plan as of March 31, 1998, and who was employed by Universal Insurance Company on such date, shall continue to participate in this Plan as of April 1, 1998, and thereafter, so long as the Employee remains employed by an Employer as an Eligible Employee, even though the Employee may not have otherwise met the requirements for participation under Section 2.1(b) above.

                                       6.

         Section 4.1 of the Plan is amended effective as of April 1, 1998, to read as follows:

                  4.1 VESTING OF NONFORFEITABLE ACCOUNTS. All amounts allocated to a Participant's Elective Contributions Account, Universal Elective Contributions Account, Voluntary Contributions Account, Qualified Nonelective Contributions Account, Universal Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, Rollover Contributions Account, PSP Rollover Contributions Account, or Universal Rollover Contributions Account (a Participant's "Nonforfeitable Accounts") shall at all times be and remain 100% vested and nonforfeitable.

                                       7.

         Section 4.2 of the Plan is amended effective as of April 1, 1997, to read as follows:

                  4.2 VESTING OF FORFEITABLE ACCOUNTS. All amounts allocated to a Participant's Discretionary Contributions Account, PSP Discretionary Contributions Account, Universal Discretionary Contributions Account, Matching Elective Contributions Account, Universal Matching Contributions Account and Matching Voluntary Contributions Account (a Participant's "Forfeitable Accounts") shall vest in accordance with the following rules, except as provided in Sections 3.5(f)(i), 3.10(b), 3.10(c)(v), 7.1(d) and 13.10:

                           (a) FULL VESTING EVENTS. A Participant's Forfeitable Accounts shall be 100% vested and nonforfeitable as of the following dates:

                                    (i)     The date on which the Participant
                           attains age 65 while still employed by the Employer;


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                                    (ii) The date on which the Participant
                           attains his Early Retirement Age while still employed by the Employer;

                                    (iii)   The date the Participant dies while
                           still employed by the Employer; or

                                    (iv) The date the Participant becomes
                           Disabled while still employed by the Employer.

                  See Section 17.5(a) of this Plan for a special rule applicable to Universal Participants in determining vesting under clause
                  (iv) of this subsection (a).

                           (b) GRANDFATHERED VESTING SCHEDULE. A Participant
                  whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above shall nonetheless be 100% vested in such Accounts if such Participant (1) has at least one Hour of Service (as defined in Section 1.43(a)) on or after July 1, 1992, (2) was an Eligible Employee in this Plan prior to September 26, 1997, and (3) is not a Universal Participant.

                           (c) GENERAL VESTING SCHEDULE. A Participant whose
                  Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or (b) above shall be vested in such Accounts in accordance with the following schedule if such Participant has at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997:

                  ----------------------------------------- ---------------------------------------------

                          YEARS OF VESTING SERVICE                       VESTED PERCENTAGE
                         EARNED BY THE PARTICIPANT                       OF THE PARTICIPANT
                                                                      IN FORFEITABLE ACCOUNTS
                  ----------------------------------------- ---------------------------------------------

                              Less than 1 Year                               0% vested
                  ----------------------------------------- ---------------------------------------------
                                   1 Year                                    33% vested
                  ----------------------------------------- ---------------------------------------------
                                  2 Years                                    66% vested
                  ----------------------------------------- ---------------------------------------------
                              3 or more Years                               100% vested
                  ----------------------------------------- ---------------------------------------------

                  This subsection (c) shall apply to Universal Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above and who have at least one Hour of Service (as defined in Section 1.43(a)) on or after April 1, 1998. See Section 17.5(c) for a special rule applicable to Universal Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above and who do not have at least one Hour of Service (as defined in Section 1.43(a)) on or after April 1, 1998.

                           (d) PRE-9/27/97 VESTING SCHEDULE. A Participant whose
                  Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or (b) above and who does not have at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997, shall be vested in such Accounts in accordance with the following schedule if such Participant has at least one Hour of Service (as defined in Section 1.43(a)) in a Plan Year beginning after December 31, 1988:


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



                  ----------------------------------------- ---------------------------------------------

                          YEARS OF VESTING SERVICE                       VESTED PERCENTAGE
                         EARNED BY THE PARTICIPANT                       OF THE PARTICIPANT
                                                                      IN FORFEITABLE ACCOUNTS
                  ----------------------------------------- ---------------------------------------------
                             Less than 3 Years                               0% vested
                  ----------------------------------------- ---------------------------------------------
                                  3 Years                                    20% vested
                  ----------------------------------------- ---------------------------------------------
                                  4 Years                                    40% vested
                  ----------------------------------------- ---------------------------------------------
                                  5 Years                                    60% vested
                  ----------------------------------------- ---------------------------------------------
                                  6 Years                                    80% vested
                  ----------------------------------------- ---------------------------------------------
                              7 or more Years                               100% vested
                  ----------------------------------------- ---------------------------------------------

                  This subsection (d) shall not apply to any Universal Participant.

                           (e) PRE-1989 VESTING SCHEDULE. Subject to the
                  provisions of Section 15.5(a) (a special rule for PSP Participants), a Participant whose Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or
                  (b) above and who has not performed at least one Hour of Service (as defined in Section 1.43(a)) for the Employer in a Plan Year beginning after December 31, 1988 shall be vested in such Accounts depending upon the Plan Year in which amounts in such Accounts were contributed. Amounts in Forfeitable Accounts contributed during a particular Plan Year shall be fully vested as of the first day of the third Plan Year following such Plan Year, provided the Participant was performing services for the Employer as of such date. This subsection (e) shall not apply to any Universal Participant.

                           (f)      LIMITATIONS AND RESTRICTIONS REGARDING
                                    VESTING.

                                    (i)     NONFORFEITABILITY BY PARTICIPANT
                           CONDUCT. No vested portion of a Participant's Account shall be forfeited as a result of conduct of the Participant.

                                    (ii) AMENDMENTS TO VESTING SCHEDULE. If the
                           vesting schedule of this Plan is amended, the vested percentage of a Participant's Forfeitable Accounts, determined as of the later of the date on which the amendment to the Plan's vesting schedule is adopted or becomes effective, shall not be reduced by such amendment. Furthermore, any Participant who has at least 3 Years of Vesting Service (5 Years of Vesting service for Participants who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988) shall either:

                                            (A) automatically have his or her
                                    vesting percentage computed without regard to the change in the vesting schedule unless computing his or her vested percentage under the new vesting schedule is more favorable; or

                                            (B) have the right to elect, within
                                    60 days of (1) the day the amendment is
                                    adopted, (2) the day the amendment becomes effective, or (3) the day the Participant is issued written notice of the amendment, whichever is latest, to have the vesting schedule in effect prior to the amendment apply in computing his vested percentage;

                           whichever is selected by the Plan Administrator applicable to all affected Participants. For purposes of this paragraph (ii), an amendment to the Plan's vesting schedule is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Accounts as described in Treas. Reg. ss.1.411(a)-8(c), and Years of Vesting Service shall be determined without regard to Section 4.4.

                                    (iii) AUTOMATIC AMENDMENTS TO VESTING
                           SCHEDULE. The rules of paragraph (ii) above shall apply to the automatic change in the vesting schedule after the end of the Plan

                           Year beginning in 1988. Furthermore, the rules of paragraph (ii) above shall apply to any automatic change in the vesting schedule caused by operation of
                           Article XIV of this Plan.

                           (g) YEARS OF VESTING SERVICE. In determining the
                  Years of Vesting Service completed by an Employee for purposes of this Article IV, Years of Vesting Service shall be determined pursuant to Sections 1.88 and 4.4 of this Plan.

                                       8.

         Section 4.4 of the Plan is amended effective as of April 1, 1998, by adding the following subsection (c) at the end of subsection (b) thereof:

                           (c)      SPECIAL RULE FOR UNIVERSAL PARTICIPANTS.
This Section 4.4 shall not apply to a Universal Participant.

                                       9.

         Section 5.1 of the Plan is amended effective as of April 1, 1998, by striking the sentence:

         See also Section 4.4(c) and Section 15.2.

and inserting in lieu thereof the sentence:

         See also Sections 4.4(b), 15.2 and 17.2.

                                       10.

         Paragraph (iv) of subsection (a) of Section 8.1 of the Plan is amended effective as of April 1, 1998, by adding the following sentence to the end thereof:

         See Section 17.6(b) of this Plan for a special rule applicable to Universal Participants.

                                       11.

         Paragraph (iii) of subsection (b) of Section 8.1 of the Plan is amended effective as of April 1, 1998, by adding the following sentence to the end thereof:

         See Section 17.6(b) of this Plan for a special rule applicable to Universal Participants.

                                       12.

         Section 8.3 of the Plan is amended effective as of April 1, 1998, by striking the sentence:

         See Section 15.7 for a special rule for PSP Accounts.

and inserting in lieu thereof the sentence:

         See Sections 15.7 and 17.6 for special rules for PSP Accounts and Universal Accounts, respectively.

                                       13.

         A new Article XVII is added after Article XVI of the Plan to read as follows:

                                  ARTICLE XVII

                   MERGER OF UNIVERSAL PLAN WITH AND INTO PLAN

                  17.1 GENERAL PROVISIONS. Effective as of April 1, 1998, the Universal Plan is merged with and into the Plan. The Plan shall, as of such date, assume all obligations of the Universal Plan under the terms and provisions of the Universal Plan for (a) participants participating in the Universal Plan immediately prior to

         April 1, 1998, and (b) former participants with vested benefits under the Universal Plan immediately prior to April 1, 1998. Such participants shall, as of April 1, 1998, automatically become Participants or former Participants, as appropriate, in the Plan with respect to such benefits and shall be referred to as "Universal Participants" herein. The Plan shall provide for payment of said accrued benefits, as they are or shall become vested, with the assets transferred to the Trust as set forth in Section 17.3 below pursuant to the provisions of this Plan subsequent to April 1, 1998.

                  17.2 SEPARATE ACCOUNTING. The account balances of each Universal Participant who becomes a Participant in the Plan shall be maintained in separate Accounts as follows:

                           (a) Amounts transferred from the Universal Plan
                  attributable to deferral contributions of a Universal Participant, if any, shall be maintained in a special segregated "Universal Elective Contributions Account" for such Participant.

                           (b) Amounts transferred from the Universal Plan
                  attributable to matching contributions of a Universal Participant, if any, shall be maintained in a special segregated "Universal Matching Contributions Account" for such Participant.

                           (c) Amounts transferred from the Universal Plan
                  attributable to designated qualified nonelective contributions of a Universal Participant, if any, shall be maintained in a special segregated "Universal Qualified Nonelective Contributions Account" for such Participant.

                           (d) Amounts transferred from the Universal Plan
                  attributable to nonelective contributions of a Universal Participant, if any, shall be maintained in a special segregated "Universal Discretionary Contributions Account" for such Participant.

                           (e) Amounts transferred from the Universal Plan
                  attributable to rollover contributions of a Universal Participant, if any, shall be maintained in a special segregated "Universal Rollovers Contributions Account" for such Participant.

         Such Accounts shall be collectively referred to as the Universal Participant's "Universal Accounts."

                  17.3 TRANSFER OF PLAN ASSETS. Effective as of April 1, 1998, the assets of the Universal plan which are held by the trustee of the trust accompanying the Universal Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust Agreement for the exclusive benefit of Participants and Beneficiaries under the Plan.

                  17.4 CONDITIONS FOR MERGER AND TRANSFER. The merger of plans and transfer of assets as provided for in this Article are subject to the provisions of Section 12.4(a).

                  17.5 SPECIAL CODE SS.411(A)(10) PROVISIOns. In accordance with Section 12.2 and Treas. Reg. ss.1.411(d)-4(Q&A-2)(a)(3), the following special provisions shall apply to the Universal Accounts of Universal Participants:

                           (a) EXPANSION OF "DISABILITY." With respect to
                  Universal Participants, for purposes of the term "Disabled" in
                  Section 4.2(a)(iv) shall also include, with respect to a Participant, the inability, because of a physical or mental disability, to perform the duties of his customary position of employment (or inability to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers to be of long continued duration, and also, if resulting in a termination of employment, the permanent loss or loss of use of a member or function of the body or permanent disfigurement.

                           (b) REEMPLOYED FORMER EMPLOYEES. With respect to
                  Universal Participants, the provisions of Section 4.4 of this Plan shall not apply to determine a Universal Participant's Years of Vesting Service.

                           (c) SPECIAL VESTING SCHEDULE FOR CERTAIN UNIVERSAL
                  PARTICIPANTS. A Universal Participant whose Forfeitable Accounts are not 100% vested under the provisions of Section
                  4.2 of this Plan and who does not have at least one Hour of Service (as defined in Section 1.43(a)) on or after April 1, 1998, shall be vested in such Accounts in accordance with the following schedule:

                  ---------------------------------------------- -----------------------------------------
                            YEARS OF VESTING SERVICE                        VESTED PERCENTAGE
                            EARNED BY THE PARTICIPANT                       OF THE PARTICIPANT
                                                                         IN FORFEITABLE ACCOUNTS
                  ---------------------------------------------- -----------------------------------------
                                Less than 1 Year                                0% vested
                  ---------------------------------------------- -----------------------------------------
                                     1 Year                                     20% vested
                  ---------------------------------------------- -----------------------------------------

                                     2 Years                                    40% vested
                  ---------------------------------------------- -----------------------------------------

                                     3 Years                                    60% vested
                  ---------------------------------------------- -----------------------------------------

                                     4 Years                                    80% vested
                  ---------------------------------------------- -----------------------------------------

                                 5 or more Years                               100% vested
                  ---------------------------------------------- -----------------------------------------

                  17.6 SPECIAL CODE SS.411(D)(6) PROVISIOns. In accordance with Section 12.2 and Treas. Reg. ss.1.411(d)-4(Q&A-2)(a)(3), the following special provisions shall apply to the Universal Accounts of Universal Participants:

                           (a) ADDITIONAL OPTIONAL FORMS OF BENEFIT. With
                  respect to the Universal Accounts of Participants, in addition to the optional forms available under Section 8.3 of this Plan, a Participant may also elect to receive such Accounts (but not earnings thereon after April 1, 1998) in the form of monthly, quarterly or annual installments over a fixed reasonable period of time, not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his Beneficiary.

                           (b) DEEMED CASH OUT OF NON-VESTED PARTICIPANTS. With
                  respect to those Universal Participants who are 0% vested in their Universal Accounts, and who have not yet incurred 5 consecutive one year breaks in service, such Participants shall be deemed to be paid from the Plan as of April 1, 1998, in the form of a single lump sum payment on such date.

                  17.7 INVESTMENTS. The assets transferred from the Universal Plan to this Plan shall be liquidated as soon as administratively practicable prior to April 1, 1998, and the cash proceeds thereof shall then be transferred in cash to the Trustee, and such assets shall be held by the Trustee subject to the provisions of Section 5.2. In accomplishing the asset transfers, the trustee of the Universal Plan and the Trustee may temporarily suspend all investment modifications of Universal Participants or Participants, as applicable, until the investment provisions and rules of Section 5.2 may be administratively accomplished. The Trustee may also, upon receiving the assets of the Universal Plan, invest such assets among the then currently available investment funds under the Plan, as the Trustee may deem appropriate in its sole discretion (or as directed by the Plan Administrator in its sole discretion), until investment selections are made by Participants and are effectuated.

                  17.8 SPECIAL GRANDFATHER ELIGIBILITY RULE FOR UNIVERSAL PARTICIPANTS. See Section 2.1(f) for a special eligibility rule for Universal Participants.

                  17.9 NONDISCRIMINATION TESTING. For purposes of applying the nondiscrimination testing requirements of Code ss.401(k) and (m) set forth in Article III for the calendar year and Plan Year beginning January 1, 1998, amounts contributed from January 1, 1998 through March 31, 1998 to the Universal Accounts of a Participant shall be taken into account, as appropriate.

                                       14.

         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

         IN WITNESS WHEREOF, this Ninth Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 16TH day of March, 1998.

                                    COMPANY:

[CORPORATE SEAL]            SOUTH CAROLINA INSURANCE COMPANY



                                    By:   /s/ Don a Drozd
                                         -------------------------------------
                                    Title:   Compensation and Benefits Manager
                                         -------------------------------------
ATTEST:



By:   /s/ Priscilla C. Brooks
      -----------------------
Title:   Corporate Secretary
      -----------------------
S3-513447-2